                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H

        SUPPLEMENT DATED MARCH 3, 2009 TO PROSPECTUS DATED JUNE 16, 2008

This Supplement is intended to supplement the prospectus dated June 16, 2008 for certain "VENTURE(R) VARIABLE ANNUITY" Contracts (the "Contracts") issued on or after March 3, 2009 by John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA").

You should read this Supplement together with the current prospectus for the VENTURE VARIABLE ANNUITY Contracts (the "annuity prospectus"), and retain all documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Office at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com.

               Revisions to the John Hancock USA Exchange Program
              (Not available with John Hancock New York Contracts)

Effective March 3, 2009, we revise Appendix D to the annuity prospectus to provide information on:

     - Revised eligibility requirements for the John Hancock USA Exchange Program applicable to all "John Hancock qualifying contracts" that may be exchanged for a VENTURE VARIABLE ANNUITY Contract ("New Contract"), and

     - Three additional variable annuity contracts, previously issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company, that we will now include as "John Hancock qualifying contracts."

REVISED ELIGIBILITY REQUIREMENTS

We revise the Eligibility Requirements shown in Appendix D to read as follows:

You are eligible to participate in the John Hancock USA Exchange Program if you own a John Hancock qualifying contract and:

     - neither you nor any other payee receive annuity payments under your John Hancock qualifying contract;

     - the remaining withdrawal charge of your John Hancock qualifying contract at the time of exchange is less than or equal to the greater of $1,000 or 1% of the John Hancock qualifying contract's total Purchase Payments;*

     - you intend to exchange your entire John Hancock qualifying contract for a New Contract;

     - you provide us with your written acknowledgement, in a form acceptable to us, that you may lose a potential death benefit under your John Hancock qualifying contract (you will lose a potential death benefit if you purchased an optional death benefit rider with your John Hancock qualifying contract or if the amount of the death benefit under that contract at the time of exchange is greater than that contract's surrender value);

     - you provide us with your written acknowledgement, in a form acceptable to us, that you may lose other benefits under any other optional benefit Rider that you may have purchased with your John Hancock qualifying contract; and

     - you are not subject to the restrictions we impose on the availability of Contracts for use in certain tax-qualified retirement plans. Please see the supplement to the annuity prospectus dated January 1, 2009 for information about these restrictions.

We provide a VA Exchange Disclosure form that contains the acknowledgments we require for you to participate in the Program. You may obtain a copy of this form by contacting your financial representative or by contacting our Annuities Service Office at 1-800-344-1029.

* If you satisfy all the other eligibility requirements and elect to participate in the Program, we will waive the remaining withdrawal charge under the John Hancock qualifying contract you exchanged as well as any future withdrawal charges under the New Contract we issue.

INFORMATION ABOUT ADDITIONAL JOHN HANCOCK QUALIFYING CONTRACTS

We revise the list of eligible John Hancock variable annuity contracts shown in Appendix D to include the following contracts:

     -    Accommodator variable annuity (deferred contracts only)

     -    Revolution Extra variable annuity

     -    Revolution Value II variable annuity

Please review Appendix D for information about the other John Hancock variable annuity contracts that are eligible for the Program.

Important Considerations

Before you elect to participate in the John Hancock USA Exchange Program, you should be aware that:

     -    An exchange may not be in your best interest.

     - The charges and expenses of a New Contract differ from those under your existing John Hancock qualifying contract.

     - The Variable Investment Options of a New Contract differ from those under your existing John Hancock qualifying contract.

     - The fees and expenses of Portfolios available under a New Contract differ from those under your existing John Hancock qualifying contract.

     - The New Contract does not currently provide a Fixed Investment Option, unlike certain existing John Hancock qualifying contracts.

     - Under Revolution Extra qualifying contracts, your Contract Value may be adjusted by a market value adjustment ("MVA") if you elect to participate in the John Hancock USA Exchange Program.

     - The withdrawal charges of a New Contract may differ from those under your existing John Hancock qualifying contract.

     - The death benefit available with a New Contract may differ from those available under your existing qualifying contract.

Charges and Expenses.

We supplement the tables on pages D-2 to D-3 of the annuity prospectus to compare the fees and expenses that you will pay under the New Contract and the John Hancock qualifying contracts at the time that you buy a Contract, surrender the Contract, or transfer cash value between Investment Options. State premium taxes may also be deducted.

                                    NEW CONTRACT       ACCOMMODATOR        REVOLUTION      REVOLUTION VALUE II   REVOLUTION VALUE II
                                     (VENTURE            deferred            EXTRA              Plan A                 Plan B
                                 variable annuity)   variable annuity   variable annuity    variable annuity       variable annuity
                                 -----------------   ----------------   ----------------   -------------------   -------------------
                                          MAXIMUM SALES CHARGE IMPOSED AT TIME OF PURCHASE
                                                  (AS% OF AMOUNT PURCHASE PAYMENTS)

FIRST $10,000:                          none                8.0%              none                 none                  none
NEXT $15,000:                           none                7.0%              none                 none                  none
ALL AMOUNTS OVER $25,000:               none                3.0%              none                 none                  none

                                                     MAXIMUM WITHDRAWAL CHARGE:
                            (AS% OF AMOUNT PURCHASE PAYMENTS) FOR EACH YEAR FOLLOWING A PURCHASE PAYMENT

YEAR 1:                                waived              none                7.0%                8.0%                  8.0%
YEAR 2:                                waived              none                7.0%                7.0%                  7.0%
YEAR 3:                                waived              none                7.0%                6.0%                  6.0%
YEAR 4:                                waived              none                7.0%                5.0%                    0%
YEAR 5:                                waived              none                6.0%                4.0%                    0%
YEAR 6:                                waived              none                5.0%                3.0%                    0%
YEAR 7:                                waived              none                4.0%                2.0%                    0%
YEAR 8 AND THEREAFTER:                    0%               none                  0%                  0%                    0%

                                                        ANNUAL CONTRACT FEE:

Maximum Fee                             $30                 $30                $30                 $50(1)                $50(1)
Current Fee                             $30*                $30                $30                 $30                   $30

(1) Not currently imposed, and would only apply to Revolution Value II Contracts of less than $50,000.

*    Waived if Contract Value is greater than $99,000.

                                                            TRANSFER FEE:
Maximum Fee                             $25                 $25                $25                 $25                   $25
Current Fee                             $ 0                 $ 0                $ 0                 $ 0                   $ 0

The following table compares fees and expenses that you will pay periodically under the New Contract and the John Hancock qualifying contracts during the time that you own a Contract. This table does not include annual Portfolio operating expenses. See the notes following the table.

                                    NEW CONTRACT       ACCOMMODATOR        REVOLUTION      REVOLUTION VALUE II   REVOLUTION VALUE II
                                     (VENTURE            deferred             EXTRA              Plan A                 Plan B
                                 variable annuity)   variable annuity   variable annuity    variable annuity       variable annuity
                                 -----------------   ----------------   ----------------   -------------------   -------------------
                                                  SEPARATE ACCOUNT ANNUAL EXPENSES:

TOTAL (With No Optional Riders
   Reflected):                         1.15%(1)            1.00%              1.25%               1.45%                 1.70%

Optional Annual Step Death
   Benefit Fee:                        0.20%
                                                                                       Not Offered
TOTAL (With ASDB Fee):                 1.35%(2)

                                      FEES DEDUCTED FROM CONTRACT VALUE FOR OPTIONAL BENEFITS:

Income Plus for Life 12.08 or
   Income Plus for Life -
   Joint Life 12.08 (not
   available in all
   states)(3, 4)

   Maximum fee:                        1.20%
                                                                                       Not Offered
   Current fee:                        0.85%

Principal Plus for Life Plus
   Automatic Annual Step (5)

   Maximum fee:                        1.20%
                                                                                       Not Offered
   Current fee:                        0.70%

Accumulated Value Enhancement
   (CARESolutions Plus)
   Rider(6)

   Maximum fee:                                                               0.35%               1.00%                 1.00%
                                    Not offered         Not offered
   Current fee:                                                               0.35%               0.35%                 0.35%

Enhanced Death Benefit
   Rider(7)                         Not offered         Not offered           0.25%            Not offered           Not offered

Earnings Enhancement Death
   Benefit Rider                    Not offered         Not offered           0.25%               0.25%                 0.25%

Guaranteed Retirement
   Income Benefit Rider(8)          Not offered         Not offered           0.30%               0.45%                 0.45%

Highest Anniversary Death
   Benefit Rider                    Not offered         Not offered        Not offered            0.25%                 0.25%

Waiver of Withdrawal Charge
   ("CARESolutions") Rider (9)      Not offered         Not offered           0.10%            Not offered           Not offered

NOTES TO FEE AND EXPENSE TABLE

(1) The total Separate Account Annual Expenses (with no optional benefit Riders elected) is reduced to 1.00% in the eighth Contract Year and thereafter.

(2) The total Separate Account Annual Expenses (with the Annual Step Death Benefit Rider elected) is reduced to 1.20% in the eighth Contract Year and thereafter.

(3) The guaranteed minimum withdrawal benefit Rider fees are reflected as a percentage of Adjusted Benefit Base.

(4) The Riders shown are not available in all states. We offer Income Plus for Life (Quarterly Step-up Review) or Income Plus for Life - Joint Life (Quarterly Step-up Review), an earlier version of our Income Plus for Life Series Rider, with different terms, conditions and fees, in DE, PA and NJ. The Riders are not offered through the Program in NY. Please refer to the annuity prospectus for more information.

(5) The guaranteed minimum withdrawal benefit Rider fees are reflected as a percentage of Adjusted Guaranteed Withdrawal Balance. The Rider is not offered through the Program in NY.

(6) Percentage shown for Revolution Extra is a percentage of the initial premium payment; percentage shown for Revolution Value II is a percentage of the contract's total value. The maximum charge is not currently imposed.

(7) Maximum rate shown, may be lower for Riders purchased in certain states or purchased before May 1, 2002.

(8)  Not available for purchase after April 30, 2004.

(9) Percentage shown is of that portion of contract value attributable to premiums subject to withdrawal charges.

Investment Options

VARIABLE INVESTMENT OPTIONS. The Accommodator variable annuity contract currently offers 18 Variable Investment Options. The Revolution Extra variable annuity currently offers 24 to 29 Variable Investment Options, depending upon the date of issue or the broker-dealer through whom it was sold, and Revolution Value II variable annuity currently offers 27 Variable Investment Options.

The New Contract offers the Variable Investment Options shown on the first page of the annuity prospectus. If you elect to exchange your John Hancock qualifying contract for a New Contract with an optional guaranteed withdrawal benefit Rider, however, you may invest your Contract Value only in the Investment Options we make available with this benefit. We describe these Investment Options in the annuity prospectus.

In most cases, the New Contract's Variable Investment Options invest in the Series II class of Portfolio shares of the John Hancock Trust that are subject to a 12b-1 fee. In most cases, the John Hancock qualifying contract's Variable Investment Options invest in a less expensive class of Portfolio shares of the John Hancock Trust (the "NAV" class) that is not subject to a 12b-1 fee.

You should compare the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own a Contract. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. More detail concerning the fees and expenses of each Portfolio is contained in that Portfolio's prospectus. You can obtain additional information about the available underlying Portfolios in your John Hancock qualifying contract or in a New Contract, including a current prospectus for each of the Portfolios that contains information about the Portfolio's fees and expenses, by contacting John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company or us at the following address:

              ANNUITIES SERVICE CENTER:
                164 Corporate Drive                 MAILING ADDRESS:
             Portsmouth, NH 03801-6815               P.O. Box 9505
        (617) 663 - 3000 or (800) 344 - 1029   Portsmouth, NH 03802-9505

      Toll-free for ACCOMMODATOR, REVOLUTION EXTRA, AND REVOLUTION VALUE II
                          CONTRACTS: (800) 824 - 0335.

You should review this information carefully before electing to exchange a John Hancock qualifying contract for a New Contract.

FIXED INVESTMENT OPTIONS. The Revolution Extra and Revolution Value II Contracts currently provide a Fixed Investment Option. The New Contract does not currently offer Fixed Investment Options, and you will not have the ability to invest in a Fixed Investment Option if you elect to participate in the John Hancock USA Exchange Program.

MARKET VALUE ADJUSTMENT. Revolution Extra variable annuity contracts currently provide the ability to invest in a Guaranteed Period Fixed Investment Option that has a "market value adjustment" or "MVA" feature and, in some states, a minimum guaranteed rate. The New Contract does not offer a similar Investment Option. If you exchange a Revolution Extra Contract for a New Contract, the market value adjustment may be applied to your exchanged value if all or a part of your Contract Value is allocated to a Guarantee Period. The MVA may reduce the exchanged amount when current interest rates are higher than the credited rate on the fixed investment although the magnitude of the adjustments may differ due to differences in adjustment formulas. The MVA adjustment also provides upside potential, increasing the exchanged value when current interest rates are lower than the Fixed Investment Option credited rate. You should carefully review your John Hancock qualifying contract and the prospectus for that contract for additional information on the calculation of a market value adjustment before you elect to participate in the John Hancock USA Exchange Program.

The MVA adjustment described above does not apply if your John Hancock qualifying contract is an Accommodator or Revolution Value II variable annuity contract. That contract contains no provisions that permit allocation of Contract Value in a fixed rate Investment Option with a guaranteed minimum interest rate.

Sales and Withdrawal Charges

Under the John Hancock USA Exchange Program, we will waive all withdrawal charges described in the annuity prospectus if you exchange your John Hancock qualifying contract for a New Contract. This means that any Purchase Payments you make to a New Contract, including any additional Purchase Payments after we issue a New Contract, will not be subject to a withdrawal charge.

If you elect not to participate in the John Hancock USA Exchange Program, you may keep your John Hancock qualifying contract and continue to make additional Purchase Payments as permitted under the terms of that contract. If you do, those Purchase Payments will be subject to sales and withdrawal charges in accordance with the terms stated in that contract. We compare the maximum sales and withdrawal charges for John Hancock qualifying contracts with the waived withdrawal charge under a New Contract in the first table above.

Death Benefit before Annuity Commencement Date

The death benefit under your John Hancock qualifying contract:

     - may provide coverage on one or more persons who are not covered under a New Contract; and

     - may be for amounts or durations that are not the same as the death benefit under a New Contract.

We provide a general summary of these matters in the following sections, but you should review your John Hancock qualifying contract carefully before you elect to participate in the John Hancock USA Exchange Program for more specific information applicable to you.

COVERED PERSONS. We supplement the table on page D-6 of the annuity prospectus to indicate the person(s) who are covered for a minimum guaranteed death benefit before the Annuity Commencement Date under Accommodator, Revolution Extra and Revolution Value II contracts. This table is only a summary; minimum guaranteed death benefit features may vary by state. You should carefully read the annuity prospectus for the New Contract, your John Hancock qualifying contract and the annuity prospectus for your John Hancock qualifying contract for more information on the terms, limits and conditions applicable to your situation.

                NEW CONTRACT                                           REVOLUTION VALUE II \   REVOLUTION VALUE II \
                  (Venture         ACCOMMODATOR     REVOLUTION EXTRA          PLAN A                   PLAN B
             Variable Annuity)   variable annuity   variable annuity     variable annuity         variable annuity
             -----------------   ----------------   ----------------   ---------------------   ---------------------
OWNER:              Yes                  No(1)              No(1)                No(1)                   No(1)
ANNUITANT:           No(3)              Yes                Yes                  Yes                     Yes

(1) Unless you are also the Annuitant, the minimum amount payable upon death of an Owner is not guaranteed and will reflect the current Contract Value.

(2) The minimum guaranteed death benefit for Revolution Access and Revolution Value Contracts generally is based on death of the Owner or Annuitant, whichever first occurs. In certain states (IL & MN), the minimum guaranteed death benefit is based on the Annuitant's life.

(3) There is no minimum guaranteed death benefit applicable to an Annuitant under a New Contract unless the Owner also is the Annuitant.

AMOUNT OF MINIMUM DEATH BENEFIT BEFORE ANNUITY COMMENCEMENT DATE. The amount of a minimum guaranteed death benefit may differ between your John Hancock qualifying contract and any New Contract that we may issue under the John Hancock USA Exchange Program. The following information provides a general summary and may be subject to specific terms, limits and conditions. You should carefully review the annuity prospectus for the New Contract, your John Hancock qualifying contract and the annuity prospectus for your John Hancock qualifying contract for more information on the terms, limits and conditions applicable to your situation.

     - NEW CONTRACT (Venture(R) Variable Annuity). The guaranteed minimum death benefit is equal to the greater of (1) the total Purchase Payments less withdrawals, or (2) the current Contract Value.

     - ACCOMMODATOR variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) the current Contract Value, or (2) total Purchase Payments less withdrawals and charges (after the anniversary of the contract nearest age 65, Contract Value paid only).

     - REVOLUTION EXTRA variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) current Contract Value adjusted by a market value adjustment, or (2) the total Purchase Payments less withdrawals.

     - REVOLUTION VALUE II variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) current Contract Value adjusted by a market value adjustment, or (2) the total Purchase Payments less withdrawals.

Even if the current death benefit value under your John Hancock qualifying contract is no greater than your contract's surrender value, you should consider the possibility that that the minimum death benefit under that contract could increase in the future. You should also review your John Hancock qualifying contract carefully for the impact of withdrawals on that contract's guaranteed minimum death benefit. The manner in which we adjust the guaranteed minimum death benefit under a New Contract for withdrawals may differ from that under a John Hancock qualifying contract. (See the section in the New Contract (Venture(R)) annuity prospectus entitled "Description of the Contract-Death Benefit During Accumulation Period" for more information about the New Contract.)

Optional Benefit Riders

You may have purchased optional benefit Riders for your John Hancock qualifying contract that are NOT available with a New Contract. If so, you should review your John Hancock qualifying contract carefully before electing to participate in the John Hancock Exchange Offer. We summarize some of the features of these optional benefits below, but you should review your contract carefully for a complete description of the benefits, conditions and limitations applicable to your situation.

THE FOLLOWING OPTIONAL BENEFIT RIDERS ARE NOT AVAILABLE WITH A NEW CONTRACT, AND YOU WILL NO LONGER BE ENTITLED TO THE BENEFIT IF YOU ELECT TO PARTICIPATE IN THE JOHN HANCOCK USA EXCHANGE PROGRAM:

     - Accumulated Value Enhancement (CARESolutions Plus) Rider* to REVOLUTION EXTRA and REVOLUTION VALUE II variable annuity contracts - under this Rider, the issuing company makes a contribution to the total value of the contract on a monthly basis if the covered person (who must be an Owner and the Annuitant): (a) is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment; and (b) is receiving certain qualified services described in the Rider. The specifications page of the contract shows the amount of the contribution (called the "Monthly Benefit"), and the Rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the contract also contains a limit on how much the total value of the contract can be increased by this Rider (the "benefit limit"). The Rider must be in effect for 7 years before any contribution will occur.

     - Enhanced Death Benefit Rider to REVOLUTION EXTRA variable annuity contracts - provides a guarantee that the death benefit before the contract's Maturity Date will not be less than: (a) for John Hancock qualifying contracts purchased outside WA, the amount of each Purchase Payment accumulated at 5% effective annual interest during the Rider's measuring period (less any partial withdrawals and not including any interest on such amounts after they are withdrawn); or, if greater,
          (b) the highest Contract Value (adjusted by any market value adjustment) as of any Contract Anniversary during the Rider's measuring period, plus any Purchase Payments since that Contract Anniversary, minus any withdrawals since that Contract Anniversary. For these purposes, the death benefit's "measuring period" includes only those Contract Anniversaries that occur (1) before we receive proof of death and (2) before the "measuring life" attains age 81. The Rider's "measuring life" may vary, depending on the Owner and Annuitant, as described in the Rider. The Highest Anniversary Death Benefit Rider to REVOLUTION VALUE II variable annuity contracts also provides an enhanced death benefit based on values on Contract Anniversaries during that Rider's "measuring period," as described in the Rider.

     - Earnings Enhancement Death Benefit Rider to REVOLUTION EXTRA and REVOLUTION VALUE II variable annuity contracts - under this benefit, the death benefit before the Maturity Date may be increased by an earnings enhancement amount that will vary based on the age of the Owners and Annuitants at time of purchase. If all of the Owners and the Annuitant were under age 70 at the time of purchase, the earnings enhancement amount is 40% of the difference between (a) the death benefit and (b) the total Purchase Payments for the contract, less any withdrawals from the contract in excess of earnings (including any surrender charges imposed on these withdrawals), subject to a maximum death benefit amount described in the Rider. If any of the Owners or the Annuitant was age 70 or older at the time of purchase, the earnings enhancement amount is 25% of the difference between (a) the death benefit and (b) the total Purchase Payments for the contract, less any withdrawals from the contract in excess of earnings (including any surrender charges imposed on these withdrawals), subject to a maximum benefit amount described in the Rider.

     - Guaranteed Retirement Income Benefit Rider to REVOLUTION EXTRA and REVOLUTION VALUE II variable annuity contracts - this benefit guarantees a minimum amount that can be applied to a lifetime annuity payment option, subject to the conditions described in the Rider.

     - Waiver of Withdrawal Charge (CARESolutions) Rider* to REVOLUTION EXTRA variable annuity contracts - provides a waiver of the withdrawal charges on any withdrawals, if (a) the "covered person" becomes confined to a nursing home beginning at least 30 days after the date of issue of the contract, (b) the "covered person" remains in the nursing home for at least 90 consecutive days receiving nursing care, and (c) the confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment. In addition, depending on the state, the Rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the Rider. A "covered person" under the Rider includes the Owner and the Owner's spouse, unless the Owner is a trust. If the Owner is a trust, a "covered person" includes the Annuitant and the Annuitant's spouse.

* If you elect to participate in the John Hancock USA Exchange Program, you will also lose any ancillary benefits, such as access to advice about elder care services and a list of long term care providers in your area.

Annuity Payments

The type and amount of annuity payments available to you under your John Hancock qualifying contract will differ from that available under the New Contract.

TYPE OF ANNUITY PAYMENT. Both your John Hancock qualifying contract and the New Contract provide for annuity payments that may be made on a fixed, variable, or combination fixed and variable basis.

Your John Hancock qualifying contract guarantees that the following Annuity Options will be made available:

     -    Non-refund Life Annuity, and

     - Life Annuity with Payments Guaranteed for 5, 10 or 20 Years, as described in the John Hancock qualifying contract.

Annuity Options in addition to those that are contractually guaranteed may also be offered under your John Hancock qualifying contract. You can obtain additional information on any additional Annuity Options currently available under your John Hancock qualifying contract by calling John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company at the following number: (800) 824 - 0335.

The New Contract guarantees the following Annuity Options:

     -    Non-refund Life Annuity;

     -    Life Annuity with Payments Guaranteed for 10 Years;

     -    Joint & Survivor Non-refund Life Annuity; and

     -    Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years.

We may also offer Annuity Options from time to time that are in addition to those contractually guaranteed under a New Contract. These additional Annuity Options may differ from the Annuity Options available under your John Hancock qualifying contract.

AMOUNT OF ANNUITY PAYMENTS. The annuity purchase rates guaranteed in the New Contract differ from the annuity purchase rates contained in the John Hancock qualifying contracts. This means that even if the total Contract Value applied to the same type of annuity payment option were equal in amount, the initial annuity payment under a New Contract may differ from that under a John Hancock qualifying contract.

In addition, the "assumed interest rate" used to determine the amount of a Variable Annuity payment under a New Contract differs from the "assumed interest rate" used to determine the amount of a Variable Annuity payment under a John Hancock qualifying contract, as summarized below:

PRODUCT NAME                                  ASSUMED INTEREST RATE
------------                    ------------------------------------------------
Revolution Extra and Value II                           3.5%
                                (Where permitted by state, Annuitant may elect
                                                  to use 5% or 6%.)

Accommodator                                           3.50%

Venture(R)                                             3.00%

You should carefully review your John Hancock qualifying contract and the prospectus for that contract for additional information on the calculation of annuity payments before you elect to participate in the John Hancock USA Exchange Program.

We pay compensation at a reduced rate for Contracts issued under the Program.

Broker-dealers sell the Contracts that we will issue under this Program through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors pays ongoing compensation with respect to Contracts issued under the Program (inclusive of wholesaler overrides and expense allowances) at an annual rate of up to 2.0% of Purchase Payments and up to 1.0% of the values of the Contract attributable to such Purchase Payments, in lieu of any other compensation described in the annuity prospectus.

Other Matters

There may be differences between a John Hancock qualifying contract, as amended by tax-qualified retirement plan endorsements, and the New Contracts, as amended by similar Qualified Plan endorsements. If you are using a John Hancock qualifying contract in connection with a tax-qualified retirement plan, you should consult a tax advisor before electing to participate in the John Hancock USA Exchange Program.

You should retain this Supplement for future reference.

                         SUPPLEMENT DATED MARCH 3, 2009

70301   333-71072
        333-70728
        333-70850
        333-71074